FIRST AMENDMENT TO LETTER OF INTENT

     THIS FIRST AMENDMENT TO LETTER OF INTENT (the "Amendment") is made and entered into effective as of the 18th day of March, 2003 by and between (a)
Network USA, Inc., a Nevada corporation (the "Public Company"), and (b) International Aerospace Technologies Ltd. (the "Merging Corporation").

                                    RECITALS

     WHEREAS, the Public Company and the Merging Corporation entered into a Letter of Intent dated March 12, 2003 (the "Letter of Intent"); and

     WHEREAS, the Public Company and the Merging Corporation both agree that they had a misunderstanding as to the person to provide certain financing to the Public Company in connection with the merger provided for by the Letter of Intent; and

     WHEREAS, the Public Company and the Merging Corporation both desire to amend the Letter of Intent upon the terms, provisions and conditions set forth hereinafter;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Public Company and the Merging Corporation to amend the Letter of Intent, the Public Company and the Merging Corporation agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the Letter of Intent):

     1.   AMENDMENTS  TO  THE  LETTER  OF  INTENT.

          a. Subsection (a) of Section 7 of the Letter of Intent is hereby amended to read in its entirety as follows:

          "(a) The Merging Corporation shall have entered into a legally binding financing arrangement with OLM Partners LLC acceptable to the Public Company, which includes a lock-up agreement for one year with respect to the equity line that OLM Partners LLC is to provide to the Public Company; and"

          b. Subsection (d) of Section 7 of the Letter of Intent is hereby amended to read in its entirety as follows:

          "(d) The Public Company shall have entered into management consulting and non-compete agreements with each of Church and Mead whereby the Public Company will pay to Church and Mead total fees in an aggregate amount of $175,000 for their agreement to provide management consulting and not compete with the Public Company after the Merger (with such aggregate fee being paid in four equal installments with the first installment due and payable two weeks after the sooner to occur of (i) the effectiveness of the registration of the OLM Partners LLC financing."

          c. Section 2 of the Letter of Intent is hereby amended to read in its entirety as follows:

          2.   Latest  Closing  Date.  The  Merging  Corporation  and the Public
               ---------------------
               Company agree to cooperate with each other fully, in good faith, and with the view of obtaining all necessary consents, executing and delivering the Definitive Documentation, and closing the Merger as soon as possible but at least by April 30, 2003 (the "Latest Closing Date").

     2. MISCELLANEOUS. Except as otherwise expressly provided herein, the Letter of Intent is not amended, modified or affected by this First Amendment.
Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Letter of Intent are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Letter of Intent," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Letter of Intent shall, except where the context otherwise requires, refer to the Letter of Intent, as amended by this First Amendment. This First Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first  day  written  above.

                                 NETWORK USA, INC.

                                 By:  /s/Richard J. Church
                                      --------------------
                                      Richard J. Church, President

                                 INTERNATIONAL AEROSPACE
                                 TECHNOLOGIES LTD.

                                 By:  /s/ Abdul A. Mitha
                                      ------------------

                                 Name: Abdul A. Mitha

                                 Title: Consultant (authorized by International Aerospace Technologies Ltd. to sign for the Company).



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